UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

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TRANSMERIDIAN EXPLORATION INCORPORATED

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April 26, 2006

Dear Fellow Stockholder:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Transmeridian Exploration Incorporated to be held at 10:00 a.m., local time, on Tuesday, May 30, 2006 at the Wyndham Greenspoint Hotel, 12400 Greenspoint Drive, Houston, Texas.

The matters to be acted on at the meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders.

It is important that your shares are represented at the meeting, whether or not you plan to attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to submit a proxy containing your voting instructions as soon as possible by signing, dating and mailing your proxy card in the manner described in the accompanying proxy statement. Our Board of Directors recommends that stockholders vote FOR each of the matters described in the accompanying proxy statement to be presented at the meeting.

We look forward to seeing you on May 30th in Houston.

Sincerely,

Lorrie T. Olivier

Chairman of the Board, President

and Chief Executive Officer

TRANSMERIDIAN EXPLORATION INCORPORATED 397 N. SAM HOUSTON PKWY E., SUITE 300 HOUSTON, TEXAS 77060

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 30, 2006

Notice is hereby given that the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of Transmeridian Exploration Incorporated, a Delaware corporation (“Transmeridian” or the “Company”), will be held at the Wyndham Greenspoint Hotel, 12400 Greenspoint Drive, Houston, Texas on Tuesday, May 30, 2006 at 10:00 a.m., local time, for the following purposes:

(1)	Election of five Directors to hold office in accordance with the Company’s Amended and Restated Certificate of Incorporation until the 2007 Annual Meeting of Stockholders or until their respective successors shall be duly elected and qualified;

(2)	To ratify the appointment of UHY Mann Frankfort Stein & Lipp CPAs, LLP as independent auditors for the Company for the year ending December 31, 2006;

(3)	To approve the Company’s 2006 Incentive Plan; and

(4)	Such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 3, 2006 as the date of record for determining the stockholders entitled to notice of and to vote, either in person or by proxy, at the Annual Meeting and any adjournment or postponement thereof.

Transmeridian’s Annual Report for the year ended December 31, 2005, a Proxy Statement containing information relating to the matters to be acted upon at the Annual Meeting and a form of Proxy accompany this Notice.

WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. Your vote is important. The giving of such proxy does not affect your right to revoke it later or vote your shares in person if you should attend the Annual Meeting.

IF YOU PLAN TO ATTEND THE MEETING, PLEASE NOTE THAT THIS IS A STOCKHOLDERS’ MEETING AND ATTENDANCE WILL BE LIMITED TO STOCKHOLDERS OF TRANSMERIDIAN OR THEIR QUALIFIED REPRESENTATIVES. EACH STOCKHOLDER MAY BE ASKED TO PRESENT VALID PICTURE IDENTIFICATION, SUCH AS A DRIVER’S LICENSE OR PASSPORT. STOCKHOLDERS HOLDING STOCK IN BROKERAGE ACCOUNTS (“STREET NAME” HOLDERS) WILL NEED TO BRING A COPY OF A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP AS OF THE RECORD DATE. QUALIFIED REPRESENTATIVES OF A STOCKHOLDER MUST HAVE IDENTIFICATION AS WELL AS A PROPERLY EXECUTED AND GUARANTEED PROXY FROM THE STOCKHOLDER THEY ARE REPRESENTING. CAMERAS, RECORDING DEVICES AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE MEETING.

By Order of the Board of Directors
Houston Texas April 26, 2006
Nicolas J. Evanoff Secretary

TRANSMERIDIAN EXPLORATION INCORPORATED

397 N. SAM HOUSTON PKWY E., SUITE 300

HOUSTON, TEXAS 77060

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 30, 2006

SOLICITATION OF PROXIES

The accompanying proxy is solicited on behalf of the Board of Directors of Transmeridian Exploration Incorporated, a Delaware corporation (“Transmeridian” or the “Company”), in connection with the Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at the Wyndham Greenspoint Hotel, 12400 Greenspoint Drive, Houston, Texas on Tuesday, May 30, 2006 at 10:00 a.m., local time, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying notice. This Proxy Statement and the accompanying Proxy will be first mailed to stockholders of record on or about May 3, 2006.

RECORD DATE AND VOTING SECURITIES

The Board of Directors has fixed the close of business on April 3, 2006 as the Record Date (herein so called) for determining the holders of the Company’s Common Stock, $.0006 par value per share (“Common Stock”), and holders of the Company’s Series A Cumulative Convertible Preferred Stock, $.0006 par value per share (the “Series A Preferred Stock”), entitled to notice of and to vote, either in person or by proxy, at the Annual Meeting. The shares of Common Stock and the shares of the Series A Preferred Stock are the only shares of capital stock entitled to vote at the Annual Meeting. As of the Record Date, Transmeridian had 89,243,949 shares of Common Stock outstanding and 1,472.167 shares of Series A Preferred Stock outstanding. Each holder of Common Stock is entitled to the number of votes equal to the number of shares held by it. Pursuant to the certificate of designations governing the Series A Preferred Stock, each holder of the Series A Preferred Stock is entitled to 10,228 votes for each share of the Series A Preferred Stock held, which is equal to the number of shares of Common Stock into which each share of Series A Preferred Stock could be converted on the Record Date. The holders of shares of Series A Preferred Stock are entitled to cast, in the aggregate, approximately 15,058,354 votes at the Annual Meeting.

RECOMMENDATIONS OF THE BOARD

Unless a stockholder gives other instructions on the proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board’s recommendation is set forth together with a description of each item in this Proxy Statement. In summary the Board recommends a vote:

•	FOR the election of five Directors of Transmeridian to hold office in accordance with Transmeridian’s Amended and Restated Certificate of Incorporation until the 2007 Annual Meeting of Stockholders or until their respective successors shall be duly elected and qualified;

•	FOR the appointment of UHY Mann Frankfort Stein & Lipp CPAs, LLP as independent auditors for the year ending December 31, 2006; and

•	FOR the approval of the Company’s 2006 Incentive Plan.

QUORUM AND VOTING

The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting (including holders of the Series A Preferred Stock and the shares of Common Stock issuable upon conversion of the Series A Preferred Stock) is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present. If a quorum is not present or represented by proxy, the stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally called.

The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. Stockholders do not have the right to cumulatively vote their shares for directors. A properly executed proxy marked “Withhold Authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purpose of determining whether there is a quorum. Abstentions and broker non-votes will have no effect on the election of nominees to the Board.

The affirmative vote of a majority of the shares having voting power present, in person or represented by proxy, at the Annual Meeting is required to ratify the appointment of UHY Mann Frankfort Stein & Lipp CPAs, LLP as independent auditors for Transmeridian and to approve the Company’s 2006 Incentive Plan. Abstentions and broker non-votes will have the same effect as a vote against these proposals.

Delaware law does not afford our stockholders the opportunity to dissent from the actions described in the proposals herein and receive value for their Common Stock.

PROXY SOLICITATION

The expense of the solicitation of proxies will be borne by Transmeridian. Solicitation of proxies may be made in person or by mail, telephone or telegraph by directors, executive officers and other employees of Transmeridian. Transmeridian will request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and Transmeridian will reimburse such entities for their reasonable out-of-pocket expenses.

REVOCATION OF PROXY

Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Secretary of Transmeridian of such revocation; (b) by voting in person at the meeting; or (c) by executing and delivering to the Secretary of Transmeridian a later dated proxy.

ITEM ONE: ELECTION OF DIRECTORS

The number of directors constituting the full Board of Directors of Transmeridian has been fixed at six by the Board in accordance with Transmeridian’s Bylaws. However, one of the Company’s directors, Mr. Philip J. McCauley, resigned from the Board effective April 25, 2006. As a result, there are only five nominees for director this year, the proxies solicited hereby may not be voted for more than five persons and five directors will be elected at the Annual Meeting to hold office until the 2007 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

The Board’s Nominating and Governance Committee has not yet identified a new candidate to recommend to the Company’s stockholders. The Company expects that the vacant seat on the Board following the Annual Meeting will be filled by the Board, pursuant to the authority granted it by the Company’s Bylaws and Delaware law, once an appropriate candidate has been identified and recommended by the Nominating and Governance Committee.

NOMINEES FOR ELECTION AS DIRECTORS:

Name, Age (as of April 3, 2006) and Business Experience	Director Since
Lorrie T. Olivier, 55, has served as President and Chief Executive Officer of the Company since its inception. Mr. Olivier became Chairman of the Board in 2002. From 1991 to 2000, Mr. Olivier was employed by American International Petroleum Corporation (AIPC) as Vice President of Operations and President of AIPC Kazakhstan. He was the key executive in charge of developing AIPC’s interests in the Caspian Sea region. Mr. Olivier has devoted his entire career to international oil and gas exploration and production, serving with Occidental Petroleum and Shell Oil.	2000

James H. Dorman, 73, joined the Board in October 2002. He is the Chairman of the Nominating and Governance Committee. Mr. Dorman has almost 50 years of experience as a professional geologist and oil and gas executive. In 1996, Mr. Dorman founded Doreal Energy Corporation, a publicly-held international exploration and production company, and served as President, Chief Executive Officer and a Director until retiring in 2001. He began his career with Chevron and then with Tenneco, Inc., serving for 25 years, where he last held the position of Exploration Vice President.	2002

George E. Reese, 55, joined the Board in May 2003. He is the Chairman of the Audit Committee. He served with Ernst & Young from 1972 to 1995, ultimately as a partner in the firm, including the last four years as Managing Partner of the Moscow office. He then served as a financial executive with Crown Castle International from 1997 to 2001. He currently is a Director of M7 Aerospace, LP and the Chairman of Intercomp Technologies, L.L.C.	2003

Marvin R. Carter, 76, joined the Board in April 2004. He is the Chairman of the Compensation Committee. Mr. Carter has over 50 years of experience in the international oil and gas exploration and production business. From 1971 until 1990 he served as President and General Manager for three Occidental Petroleum subsidiaries in South America. He also served as Vice President of Latin America Operations and as Vice President, Executive Operations for Occidental until his retirement in 1994. He currently is the President of an oil and gas consulting firm.	2004

Dr. Fernando J. Zúñiga y Rivero, 78, joined the Board in April 2005. Dr. Zúñiga y Rivero has worked for over fifty years in the international energy industry. Starting as an exploration geologist and biostratigrapher, he became exploration head of an Exxon affiliate. He continued his career with Petróleos del Perú, the national oil company of Perú, ultimately serving as Chairman and Chief Executive Officer. Subsequently, as Energy Division project officer of the World Bank, he planned and implemented exploration-production projects in 58 countries. Dr. Zúñiga y Rivero holds a Ph.D. in Geological Sciences from the University of San Agustín in Arequipa, Perú.

2005

Each of the nominees for election as directors has agreed to serve if elected. Transmeridian knows of no reason why any of the nominees for election as directors would be unable to serve. Should any of the nominees be unable to serve, all proxies returned to Transmeridian will be voted in accordance with the best judgment of the persons named as proxies except where a contrary instruction is given.

The Board of Directors recommends a vote FOR the re-election of Messrs. Olivier, Dorman, Reese and Carter and Dr. Zúñiga y Rivero to the Board of Directors.

VOTE REQUIRED TO BE ELECTED AS A DIRECTOR

To be elected a director, each nominee must receive the affirmative vote of a plurality of the votes duly cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the election of nominees to the Board of Directors.

DIRECTORS’ MEETINGS AND COMMITTEES

The Board has standing audit, compensation, and nominating and governance committees. The Board has adopted written charters for the audit, compensation, and nominating and governance committees. These charters are available on the Company’s website at www.tmei.com. The Board held five meetings during 2005. All of the directors attended at least 75% of the total number of meetings of the Board and the committees on which they served. The Board took action by written consent three times during 2005.

BOARD INDEPENDENCE

The Board has determined that each of the director-nominees are “independent,” as defined under the rules and regulations of the Securities and Exchange Commission (the “SEC”), except for Mr. Olivier, the Chief Executive Officer of the Company. All of the members of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee are “independent directors,” as defined in the applicable rules and regulations of the SEC. For purposes of defining independence, the Company also utilizes the definitions and requirements of the American Stock Exchange (“AMEX”).

COMMITTEES OF THE BOARD

Audit Committee

The Audit Committee consists of Mr. Reese and Dr. Zúñiga y Rivero. Mr. Reese is the Chairman of the Audit Committee. The Board has determined that Mr. Reese is an “audit committee financial expert” and “independent” as defined under the applicable rules of the SEC and the listing requirements of the AMEX.

The functions of the Audit Committee include: (i) appointing the independent auditors for the annual audit and approving the fee arrangements with the independent auditors; (ii) monitoring the independence, qualifications, and performance of the independent auditors; (iii) reviewing the planned scope of the annual audit; (iv) reviewing the financial statements to be included in our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K, any significant adjustments proposed by the independent auditors and our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (v) making a recommendation to the Board regarding inclusion of the audited financial statements in our Annual Report on Form 10-K; (vi) reviewing recommendations, if any, by the independent auditors resulting from the audit to ensure that appropriate actions are taken by management; (vii) reviewing matters of disagreement, if any, between management and the independent auditors; (viii) meeting privately on a periodic basis with the independent auditors and management to review the adequacy of our internal controls; (ix) monitoring our accounting management and controls; (x) monitoring our policies and procedures regarding compliance with the Foreign Corrupt Practices Act and compliance by our employees with our Code of Business Conduct and Ethics; and (xi) monitoring any litigation involving Transmeridian which may have a material financial impact on Transmeridian or relate to matters entrusted to the Audit Committee. The Audit Committee held 11 meetings during 2005. The Audit Committee did not take action by written consent during 2005.

Compensation Committee

The Compensation Committee consists of Messrs. Dorman and Carter. Mr. Carter is the Chairman of the Compensation Committee. The functions of this committee are to: (i) establish the compensation of the senior executive officers; (ii) periodically review the succession plans for our executive officers; and (iii) serve as the administrative committee for Transmeridian’s stock option and stock compensation plans. The Compensation Committee held three meetings during 2005. The Compensation Committee did not take action by written consent during 2005.

Nominating and Governance Committee

The Nominating and Governance Committee consists of Messrs. Dorman and Carter and Dr. Zúñiga y Rivero. Mr. Dorman is the Chairman of the Nominating and Governance Committee. The purpose of the Nominating and Governance Committee is to seek to ensure continuation of the effectiveness and independence of the Board. The Committee is responsible for reviewing the credentials of persons suggested as prospective directors, nominating persons to serve as directors and as officers of the Board, including the slate of directors to be elected each year at the annual meeting of stockholders, making recommendations concerning the size and composition of the Board, as well as criteria for Board membership, making recommendations concerning the Board’s committee structure and makeup, providing for continuing education of the directors and self-assessment of the Board’s effectiveness, and overseeing the Code of Conduct and the Code of Ethics for senior financial officers of the Company. The Nominating and Governance Committee held one meeting during 2005. The Nominating and Governance Committee did not take action by written consent during 2005.

The Committee’s process for identifying and evaluating nominees is as follows: (a) for incumbent directors whose terms are expiring, it reviews the quality of their prior service to the Company, including the nature and extent of their participation in the Company’s governance and their contributions of management and financial expertise and experience to the Board and the Company; and (b) for new director candidates, in addition to their expertise, experience, reputation and stature, it considers whether their skills are complementary to those of existing Board members, whether they will fulfill the Board’s needs for management, financial, technological or other expertise, and whether they are likely to have sufficient time to responsibly perform all of their duties as directors. The Nominating and Governance Committee considers candidates brought to its attention by current Board members, search firms, stockholders and other persons.

Director Nominees Recommended by Stockholders

Suggestions for nominees from stockholders are evaluated in the same manner as other nominees. Any stockholder nominations must be submitted in writing and should include the nominee’s name and qualifications and be addressed to Chairman of the Nominating and Governance Committee, 397 N. Sam Houston Pkwy E., Suite 300, Houston, Texas 77060. The information must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years, evidence of the nominating person’s ownership of Company Common Stock, a written indication by the candidate of her or his willingness to serve if elected, and a written statement in support of the candidate including comments as to the candidate’s character, judgment, age, business experience, and other commitments. For a stockholder recommendation to be considered by the Nominating and Governance Committee as a potential candidate at an annual meeting, nominations must be received on or before the deadline for receipt of stockholder proposals. In the event a stockholder decides to nominate a candidate for director and solicits proxies for such candidate, the stockholder will need to follow the rules set forth by the SEC. See “Stockholder Proposals for 2007 Annual Meeting.”

There are no nominees for election to the Company’s Board of Directors at the Annual Meeting other than directors standing for re-election.

Stockholder Communications with the Board of Directors

Any stockholder may contact any of our directors directly by writing to them by mail c/o the director’s name at our principal executive offices, the address of which appears on the cover of this Proxy Statement.

Any stockholder may report to the Board any complaints regarding accounting, internal accounting controls, or auditing matters. Any stockholder who wishes to so contact the Board should send such complaints to the Audit Committee c/o Mr. George E. Reese, Chairman of the Audit Committee, at our principal executive offices, the address of which appears on the cover of this Proxy Statement.

Our Chief Financial Officer and General Counsel will review, summarize and, if appropriate, investigate the complaint and draft a response to the communication in a timely manner. A member of the Audit Committee, or the Audit Committee as a whole, will then review the summary of the communication, the results of the investigation, if any, and the draft response. The summary and response will be in the form of a memorandum, which will become part of the stockholders communications log that the Company will maintain with respect to all stockholder communications.

The Company encourages each of its directors to attend the annual meeting of stockholders. All directors attended last year’s annual meeting of stockholders.

COMPENSATION OF DIRECTORS

Prior to 2003, no compensation was paid to the Company’s directors. In May 2003, the Company granted options to purchase 150,000 shares of Common Stock to each of the two directors who had served on the Board since inception, Mr. McCauley and Mr. Angus G.M.P. Simpson, and the remaining two directors, Mr. Dorman and Mr. Reese, were each granted options to purchase 50,000 shares of Common Stock. These options have an exercise price of $0.24 per share and vested one year from the date of grant. In March 2004, a formal compensation plan was implemented for the Board. Pursuant to this plan, each outside director receives $10,000 per year, which represents $2,500 for each quarterly meeting attended. Additionally, each Audit Committee member receives $1,000 quarterly and the committee chair receives $2,000 quarterly. Members of the Compensation Committee and Nominating and Governance Committee each receive $500 quarterly, and each committee chair receives $1,000 quarterly. All director compensation coincides with regularly scheduled committee and board meetings. If additional meetings are required, then directors are compensated $750 for each half day and $1,500 for each full day of meetings. Additionally, each outside director receives an annual restricted stock award of 10,000 shares on the date of each Annual Meeting and an annual target grant of options to purchase 40,000 shares of Common Stock. In June 2005, pursuant to the compensation plan, the outside directors each received options to purchase 40,000 shares of Common Stock. The options granted have an exercise price of $1.61 per share and vest one-third after six months, one-third after 18 months and one-third after 30 months, each as measured from the date of grant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 3, 2006, information about the beneficial ownership of our Common Stock by (i) any person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934), known by us to be the beneficial owner of more than 5% of our voting securities, (ii) each director and nominee for director of the Company, (iii) each of the executive officers named in the Summary Compensation Table appearing in this Proxy Statement, and (iv) all executive officers and directors of the Company as a group. In compiling this table, we have relied on the records of our transfer agent, public filings and other information available to us. We believe this information is reliable. However, these holdings are subject to change. The percentage information is based on 89,243,949 shares of Common Stock outstanding as of the above date. We do not know of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company. To our knowledge and except as otherwise indicated below, the persons named in the following table have sole voting and investment power with respect to the shares of our Common Stock beneficially owned by them and shown opposite their respective names.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (1)	Percent of Class
Executive Officers and Directors:
Lorrie T. Oliver (2)	16,894,167	18.9%
Bruce A. Falkenstein (3)	2,038,203	2.3%
Earl W. McNiel	651,562	*
Joseph S. Thornton	587,340	*
Philip J. McCauley (4)	270,000	*
Edward G. Brantley	153,125	*
George E. Reese	110,000	*
James H. Dorman	110,000	*
Marvin R. Carter	60,000	*
Dr. Fernando J. Zúñiga y Rivero	43,333	*

All directors and executive officers as a group (11 persons)	21,168,095	23.5%

Other Beneficial Owners:
JMJC Investments, Inc. (2) 397 N. Sam Houston Pkwy. E., Suite 300 Houston, TX 77060	6,300,000	7.1%

North Sound Capital LLC (5) 20 Horseneck Lane Greenwich, CT 06830	16,694,399	16.5%

*	Less than one percent.
(1)	Each person has sole voting and investment power with respect to the shares of our Common Stock listed, except as noted below. Included in the total above are options exercisable within 60 days of the record date by Mr. Olivier (200,000 shares), Mr. Falkenstein (116,667 shares), Mr. McNiel (100,000 shares), Mr. Thornton (83,333 shares), Mr. McCauley (30,000 shares), Mr. Reese (80,000 shares), Mr. Carter (30,000 shares), Dr. Zúñiga y Rivero (13,333 shares) and Mr. Dorman (80,000 shares). The address for each of the Executive Officers and Directors is 397 N. Sam Houston Pkwy E., Suite 300, Houston, TX 77060.
(2)	Includes 8,990,467 shares owned by Olivier Family Living Trust, as well as 6,300,000 shares of our Common Stock owned by JMJC Investments, Inc., 670,000 shares of our Common Stock owned by Greencove Holdings and 733,700 shares of our Common Stock owned by Colamer Ltd., both of which are entities controlled by Mr. Olivier. The shares held by JMJC Investments, Inc. are also reflected separately as this entity owns more than 5% of the outstanding shares of our Common Stock.

(3)	Includes 1,889,325 shares of our Common Stock owned by Falkenstein Family Living Trust, an entity controlled by Mr. Falkenstein.
(4)	Includes 160,000 shares of our Common Stock owned by Zen Trust, an entity controlled by Mr. McCauley.
(5)	Comprised of (i) 4,529,550 shares of our Common Stock as to which North Sound Capital LLC shares voting and investment power (based on the Schedule 13G dated as of, and filed with the SEC on, April 4, 2006) and (ii) the 12,164,849 shares of our Common Stock into which the shares of Series A Preferred Stock beneficially owned by North Sound Capital LLC were convertible as of April 3, 2006.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2005, the Company, through one of its wholly-owned subsidiaries, entered into a purchase agreement with Kornerstone Investment Group, Ltd. (Kornerstone) to acquire the 10% carried working interest in the South Alibek Field previously granted by the Company to Kornerstone in 2000 in connection with the Company’s acquisition in 2000 of the South Alibek Field in Kazakhstan. For a part of 2005, Kornerstone was the beneficial owner of more than 5% of the Company’s outstanding Common Stock. Pursuant to the purchase agreement, the Company, through its wholly-owned subsidiary, acquired the 10% carried working interest in the South Alibek Field for a purchase price consisting of $15.25 million in cash and one million shares of the Company’s Common Stock. The purchase price, which was approved by the Company’s Board of Directors, was determined by executive management of the Company based on its evaluation of the then-fair market value of the carried working interest.

During 2005, the remaining $50,000 principal amount of, and related accrued interest of $25,919 with respect to, certain loans made to the Company by Mr. Olivier, entities under his control and two of our stockholders (neither of whom beneficially owns more than 5% of our outstanding Common Stock) in 2002 was repaid.

COMPENSATION OF EXECUTIVE OFFICERS

The following table provides information about the compensation we paid our Chief Executive Officer and our other named executive officers during the last three fiscal years.

Summary Compensation Table

		Annual Compensation					Long Term Compensation
Name / Principal Position	Fiscal Year	Salary		Bonus (1)		Other Annual Compensation	Restricted Stock Awards	Securities Underlying Options/SARs
							($)	(#)
Lorrie T. Olivier President and Chief Executive Officer	2005 2004 2003	$ $ $	250,000 200,000 200,000	$ $	375,000 300,000 —	— — —	— — —	400,000 100,000 —

Earl W. McNiel Vice President and Chief Financial Officer (2)	2005 2004	$ $	162,500 60,938	$ $	218,750 100,000	— —	— 505,000	300,000 —

Joseph S. Thornton Vice President— Operations (3)	2005		$156,250		$65,000	—	945,000	250,000

Bruce A. Falkenstein Vice President— Exploration & Geology	2005 2004 2003	$ $ $	130,000 120,000 120,000	$ $	84,000 90,000 —	— — —	— — —	200,000 75,000 250,000

Edward G. Brantley Vice President and Chief Accounting Officer (4)	2005		$40,000		$37,500	—	501,000	—

(1)	Bonuses awarded comprised of approximately one-half cash and approximately one-half unrestricted shares of our Common Stock.
(2)	Mr. McNiel was hired as Vice President and Chief Financial Officer in July 2004. On the date of hire he was granted a restricted stock award of 500,000 shares with 125,000 vesting on the date of hire and 125,000 vesting each anniversary thereafter over a three-year period. The value of the award as of the date of the grant was $505,000, based on the closing price of our Common Stock on the date of the grant. As of December 31, 2005, the value of the 250,000 unvested shares was $1,525,000, based on the per-share closing price of our Common Stock on December 30, 2005 (the last trading day of fiscal year 2005) of $6.10.
(3)	Mr. Thornton was hired as Vice President—Operations in January 2005. On the date of hire he was granted a restricted stock award of 500,000 shares with 100,000 vesting on the date of hire and 200,000 vesting each anniversary thereafter over a two-year period. The value of the award as of the date of the grant was $945,000, based on the closing price of our Common Stock on the date of the grant. As of December 31, 2005, the value of the 400,000 unvested shares was $2,440,000, based on the per-share closing price of our Common Stock on December 30, 2005 (the last trading day of fiscal year 2005) of $6.10.
(4)	Mr. Brantley was hired as Vice President and Chief Accounting Officer in September 2005. On the date of hire he was granted a restricted stock award of 150,000 shares with 37,500 vesting on the date of hire and 37,500 vesting each anniversary thereafter over a three-year period. The value of the award as of the date of the grant was $501,000, based on the closing price of our Common Stock on the date of the grant. As of December 31, 2005, the value of the 112,500 unvested shares was $686,250, based on the per-share closing price of our Common Stock on December 30, 2005 (the last trading day of fiscal year 2005) of $6.10.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table provides information about stock options granted to our named executive officers during the year ended December 31, 2005. The Company did not grant any stock appreciation rights (“SARs”) to its named executive officers in 2005.

Name and Principal Position	Number of Securities Underlying Options/SARs Granted (#)	% of total Options/SARs granted to employees in fiscal year	Exercise or base price ($/Share) (1)	Expiration Date	Grant Date Present Value (2)
Lorrie T. Olivier President and Chief Executive Officer	400,000	25.97%	$1.61	May 17, 2010	$276,000

Earl W. McNiel Vice President and Chief Financial Officer	300,000	19.48%	$1.61	May 17, 2010	$207,000

Joseph S. Thornton Vice President — Operations	250,000	16.23%	$1.61	May 17, 2010	$172,500

Bruce A. Falkenstein Vice President — Exploration & Geology	200,000	12.99%	$1.61	May 17, 2010	$138,000

(1)	The exercise price equaled the fair market value of the Common Stock on the date of grant.
(2)	The Company uses the Black-Scholes option pricing model to estimate the fair value of stock options granted. The fair value of each option grant was estimated on the date of grant using the following assumptions: risk-free interest rates of 4.5%; expected life of three years; and volatility of the price of the underlying Common Stock of 58.34%.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

Name	Number of Shares/SARs Acquired on Exercise	Value Realized	Number of securities underlying unexercised options/SARs at fiscal year end		Value of unexercised in-the-money options/SARs at fiscal year end (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Lorrie T. Olivier	—	$—	166,666	333,334	$762,983	$1,504,003
Earl W. McNiel	—	$—	100,000	200,000	$449,000	$898,000
Joseph S. Thornton	—	$—	83,333	166,667	$374,165	$748,335
Bruce A. Falkenstein	150,000	$304,500	91,667	183,333	$414,335	$828,665

(1)	The closing price of our Common Stock on December 30, 2005 (the last trading day of fiscal year 2005) as reported on the AMEX was $6.10 per share. Value was calculated on the basis of the difference between the option exercise price and such closing price multiplied by the number of shares of Common Stock underlying the option.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No executive officer of Transmeridian served as a member of the Board of Directors or compensation or similar board committee of any entity that has one or more executive officers serving on Transmeridian’s Board of Directors or Compensation Committee. During 2005, no executive officer or former executive officer of Transmeridian voted on any decision relating to compensation matters of the Company.

REPORT ON EXECUTIVE COMPENSATION

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following reports and the stock performance graph included herein shall not be incorporated by reference into any such filings.

Introduction

The Compensation Committee of the Board of Directors has overall responsibility for approving and evaluating our general compensation policies, as well as the compensation plans and specific compensation levels for executive officers. The Committee strives to ensure that our executive compensation programs will enable us to attract and retain key people and motivate them to achieve or exceed our key objectives by making individual compensation directly dependent on our accomplishing certain short and long-term business goals, such as profitability and asset management and by providing rewards for exceeding those goals.

Compensation Programs

Base Salary. The Committee establishes base salaries for executive officers at levels which it believes to be competitive with salaries paid for comparable positions at other similarly sized companies as set forth in national and local compensation surveys. Base pay increases vary according to individual contributions to our success and comparisons to similar positions within the company and at other comparable companies.

Executive Bonus Plan. The Committee awards annual incentive bonuses to the Company’s executive officers on a discretionary basis based upon individual and corporate achievement of objectives established by the Committee. The amount of an executive’s bonus award, which is expressed as a percentage of his base salary, depends primarily upon that individual’s position and responsibilities. The Chief Executive Officer annually reviews each executive’s performance and recommends to the Committee his assessment of appropriate bonus payouts. The Committee considers the Chief Executive Officer’s recommendation and determines the final bonus payout levels based on the degree to which the target objectives have been achieved. For 2005, the Committee awarded bonuses to executive officers based upon individual performance criteria and the increase in the Company’s net asset base. Bonuses payable under the 2006 plan will be based upon individual performance, increased oil production and growth of the Company’s net asset base.

Stock Options. The Committee believes that stock options provide a key incentive to officers to work towards maximizing stockholder value. These options are provided through periodic grants. Options granted by us to our executive officers and other employees have exercise prices equal to the fair market value of the Common Stock on the day of grant. Options vest and become exercisable at such date or dates as determined by the Board. Periodic stock option grants are designed to be competitive with those of comparable companies for the level of the job that the executive holds and are designed to motivate the officer to make the kind of decisions and implement strategies and programs that will contribute to an increase in our stock price over time. The size of individual grants reflects the executive’s ongoing contributions to the Company, creates an incentive to remain with us and provides a long-term incentive to achieve or exceed our financial goals. In fiscal year 2005, the Compensation Committee awarded options to purchase 1,740,000 shares of Common Stock to the executive officers, key employees and directors of the Company at an exercise price of $1.61 per share. These options vest one-third after six months, one-third after 18 months and one-third after 30 months, each as measured from the date of grant.

Stock Compensation Plan. The purpose of the Company’s Stock Compensation Plan is to (a) promote the identity of interests between stockholders, employees, and directors of the Company by encouraging and creating significant ownership of Common Stock of the Company by such officers, employees, and directors of the Company and its subsidiaries; (b) enable the Company to attract and retain qualified officers, employees and directors who contribute to the Company’s success by their ability, ingenuity and industry; (c) provide meaningful motivation and incentive for officers, employees, and directors who are responsible for the success of the Company and who are in a position to make significant contributions toward its objectives; and (d) provide a means to compensate officers, employees and directors of the Company as well as to compensate consultants, advisors and other third parties who provide valuable services for the Company.

Pursuant to the terms and conditions of the Stock Compensation Plan, the Company is authorized to issue shares of Common Stock of the Company under the Plan, including the issuance of the following types of Awards: restricted stock awards, payments of bonuses in stock, payment for services to consultants in stock, warrants and stock appreciation rights.

Other. In addition to the foregoing, officers participate in compensation plans available to all employees.

Compensation of Chief Executive Officer

The factors considered by the Compensation Committee in determining the compensation of the Chief Executive Officer include our operating and financial performance and execution of our strategy, as well as his corporate leadership, vision and establishment of our strategic direction.

The Compensation Committee considers stock options and compensation under the Company’s Stock Compensation Plan to be an important component of the Chief Executive Officer’s compensation as a way to reward performance and motivate leadership for long-term growth and profitability. In fiscal year 2005, the Compensation Committee awarded Mr. Olivier options to purchase 400,000 shares of our Common Stock at an exercise price of $1.61 per share. These options vest one-third after six months, one-third after 18 months and one-third after 30 months, each as measured from the date of grant.

Compensation Limitations

Under Section 162(m) of the Internal Revenue Code, adopted in August 1993, and regulations adopted thereunder by the Internal Revenue Service, publicly held companies may be precluded from deducting certain compensation paid to an executive officer in excess of $1.0 million in a year. The regulations exclude from this limit performance-based compensation and stock options provided certain requirements, such as stockholder approval, are satisfied. Our proposed 2006 Incentive Plan would qualify for this exclusion. We plan to take such other actions, as are necessary, to ensure that our stock option plan and executive cash bonus plan qualify for exclusion.

Respectively submitted by the

COMPENSATION COMMITTEE

Marvin R. Carter, Chairman

James H. Dorman

Houston, Texas

April 26, 2006

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute “soliciting material” and should not be deemed “filed” or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Audit Committee is responsible for overseeing our accounting and financial reporting processes and audits of our financial statements. As set forth in its Charter, the Audit Committee acts only in an oversight capacity and relies on the work and assurances of both management, which has primary responsibilities for our financial statements and reports, and the independent auditors, who are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

The Audit Committee met 11 times either in person or by telephone during fiscal year 2005. In the course of these meetings, the Audit Committee met with management and our independent auditors and reviewed the results of the external audit examinations, evaluations of our internal controls and the overall quality of our financial reporting.

The Audit Committee believes that a candid, substantive and focused dialogue with the independent auditors is fundamental to the Audit Committee’s oversight responsibilities. To support this belief, the Audit Committee periodically meets separately with the independent auditors without management present. In the course of its discussions in these meetings, the Audit Committee asked a number of questions intended to bring to light any areas of potential concern related to our financial reporting and internal controls. These questions include:

•	Are there any significant accounting judgments, estimates or adjustments made by management in preparing the financial statements that would have been made differently had the auditors themselves prepared and been responsible for the financial statements?

•	Based on the auditors’ experience, and their knowledge of our business, do our financial statements fairly present to investors, with clarity and completeness, our financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

•	Based on the auditors’ experience, and their knowledge of our business, have we implemented internal controls that are appropriate for our business?

The Audit Committee approved the engagement of UHY Mann Frankfort Stein & Lipp CPAs, LLP (“UHY”) as our independent auditors for fiscal year 2006 and reviewed with the independent auditors their respective overall audit scope and plans. In approving UHY, the Audit Committee considered the qualifications of UHY and discussed with UHY their independence, including a review of the audit and non-audit services provided by them to us. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and by the Sarbanes-Oxley Act of 2002, and it received and discussed with the independent auditors their written report required by Independence Standards Board Standard No. 1.

Management has reviewed the audited financial statements for fiscal year 2005 with the Audit Committee, including a discussion of the quality and acceptability of the financial reporting, the reasonableness of significant accounting judgments and estimates and the clarity of disclosures in the financial statements. In connection with this review and discussion, the Audit Committee asked a number of follow-up questions of management and the independent auditors to help give the Audit Committee comfort in connection with its review.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the SEC.

Respectively submitted by the

AUDIT COMMITTEE

George E. Reese, Chairman

Dr. Fernando J. Zúñiga y Rivero

Houston, Texas

April 26, 2006

Note: Mr. McCauley resigned from the Company’s Board of Directors and the Audit Committee of the Board, effective April 25, 2006.

ITEM TWO: RATIFICATION OF APPOINTMENT OF AUDITORS

The Board has selected UHY, independent public accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 2006, and recommends that the stockholders ratify such selection. This appointment will be submitted to the stockholders for ratification at the Annual Meeting. Representatives of UHY are expected to be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so. The representatives of UHY are also expected to be available to respond to appropriate questions.

UHY has served as the Company’s principal independent auditors since October 20, 2005. The appointment of UHY was approved by the Company’s Audit Committee. The Company did not consult with UHY during the fiscal years ended December 31, 2004 and December 31, 2003 or during the subsequent interim period beginning January 1, 2005 and ending October 20, 2005 (the date of appointment of UHY) regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or regarding reportable conditions set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

John A. Braden & Company, P.C. (“Braden”) served as the Company’s principal independent accountants from May 15, 2002 to October 19, 2005. On October 19, 2005, the Company, with the approval of the Audit Committee, notified Braden that they would no longer be engaged as the Company’s principal independent accountants. This decision was recommended by the Company’s management and approved by the Company’s Audit Committee and the Board. In connection with its audits for the fiscal years ended December 31, 2004 and 2003 and the subsequent interim period through June 30, 2005, there were no disagreements with Braden on any matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedures. In connection with Braden’s audits for the fiscal years ended December 31, 2004 and 2003 and the subsequent interim period through June 30, 2005, there were no “reportable events” (hereinafter defined) requiring disclosure pursuant to Item 304 (a)(1)(v) of Regulation S-K. As used herein, the term “reportable events” means any of the items listed in paragraphs (a)(1)(v)(A) - (D) of Item 304 of Regulation S-K. During the two years ended December 31, 2004 and the subsequent interim period through June 30, 2005 preceding the decision to change independent accountants, neither Transmeridian nor anyone on its behalf consulted Braden regarding either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Transmeridian’s consolidated financial statements, nor has Braden provided to Transmeridian a written report or oral advice regarding such principles or audit opinion.

Audit and Non-Audit Fees

UHY and Braden billed or will bill the Company for the aggregate fees set forth in the table below for services provided during fiscal years 2005 and 2004. These amounts include fees paid or to be paid by the Company for (i) professional services rendered for the audit of the Company’s annual financial statements, (ii) review of the Company’s quarterly financial statements, (iii) audit services related to Management’s Report on Internal Control over Financial Reporting, (iv) audit services related to the effectiveness of the Company’s internal control over financial reporting and (v) review of regulatory filings incorporating the Company’s annual or interim financial statements:

	2005	2004
Audit Fees (1)	$433,606	$120,771
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—

(1)

“Audit Fees” represents professional services in connection with the audit of our annual financial statements, review of quarterly financial statements, audit of Management’s Report on Internal Control over Financial Reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002, audit services related to the effectiveness of the Company’s internal control over financial reporting and review of regulatory filings incorporating the Company’s annual or interim financial statements.

In accordance with its Charter, the Audit Committee approves in advance all audit and non-audit services to be provided by the Company’s independent accountants.

The submission for ratification of the appointment of UHY is not required by law or by the bylaws of the Company. The Board is nevertheless submitting it to the stockholders to ascertain their views. If the stockholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Board. If UHY declines to accept or becomes incapable of accepting its appointment, or if its appointment is otherwise discontinued, the Board will appoint other independent public accountants.

The Board of Directors recommends a vote FOR the ratification of the appointment of UHY Mann Frankfort Stein & Lipp CPAs, LLP as independent auditors for the year ending December 31, 2006.

VOTE REQUIRED TO RATIFY THE APPOINTMENT OF UHY MANN FRANKFORT STEIN & LIPP CPAS, LLP AS INDEPENDENT AUDITORS

The proposal to ratify the appointment of UHY Mann Frankfort Stein & Lipp CPAs, LLP, as independent auditors for the year ending December 31, 2006, requires the affirmative vote of a majority of the shares having voting power present, in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

ITEM THREE: PROPOSAL TO APPROVE THE COMPANY’S 2006 INCENTIVE PLAN

The Board has adopted a resolution to submit to a vote of the Company’s stockholders a proposal to approve the Company’s 2006 Incentive Plan (the “Plan”), set forth in Appendix A to this Proxy Statement. The Plan is an amendment and restatement of the Company’s 2001 Incentive Stock Option Plan, which was originally adopted by the Board in May 2001. The amendment and restatement of the Plan, as more fully described below, will, among other things, increase the number of shares of the Company’s Common Stock reserved for issuance under the Plan and allow the Company to grant performance-based cash awards expected to enhance flexibility in crafting tax-efficient compensatory awards. The proposed amended and restated Plan provides for the award of performance-based cash awards to employees of the Company and provides for the issuance of tax-qualified stock options and non-qualified stock options to employees, directors and consultants of the Company for up to an aggregate of 10% of the total shares of Common Stock outstanding from time to time, less the number of shares underlying unexercised options as of the date the Plan is approved by the Company’s stockholders, if approved. If the amended and restated Plan is not approved by the Company’s stockholders, the 2001 Incentive Stock Option Plan will continue in effect without amendment. As of December 31, 2005, (i) stock options for an aggregate 2,280,000 shares of the Company’s Common Stock were outstanding under the Plan at a weighted average exercise price of $1.53, and (ii) stock options for an aggregate 833,000 shares of the Company’s Common Stock were exercisable under the Plan at a weighted average exercise price of $1.41. The per-share closing price of the Company’s Common Stock on AMEX on December 30, 2005 (the last trading day of fiscal year 2005) was $6.10.

Section 711 of the Company Guide of the AMEX, the stock exchange on which the Company’s Common Stock is listed, requires stockholder approval of any material amendment to any stock option or purchase plan to which options or stock may be acquired by officers, directors, employees, or consultants. The stockholders are being requested to approve this amendment and restatement of the Plan at the Annual Meeting.

The Board believes that the amendment and restatement of the Plan is necessary in order to provide an effective method of recognizing employee contributions to the future advancement of the Company. The Company also believes that its ability to grant cash awards and stock options under the Plan is critical to its success in attracting and retaining experienced and qualified employees and remaining competitive in compensation packages compared to surrounding companies.

The following is a summary description of the Plan, which is an amendment and restatement of the 2001 Incentive Stock Option Plan, and this description is qualified by reference to the full text of the Plan, which is attached as Appendix A to this Proxy Statement.

General. The purpose of the Plan is (a) to promote the identity of interests between stockholders, employees, directors and consultants of the Company by encouraging and creating significant ownership of Common Stock of the Company by such officers, employees, directors and consultants of the Company and its subsidiaries; (b) to enable the Company to attract and retain qualified officers, employees, directors and consultants who contribute to the Company’s success by their ability, ingenuity and industry; (c) to provide meaningful motivation and incentive for officers, employees, directors and consultants who are responsible for the success of the Company and who are in a position to make significant contributions toward its objectives; and (d) to provide a means to compensate officers, employees and directors of the Company as well as to compensate consultants, advisors, and other third parties who provide valuable services for the Company.

Administration. The Plan may generally be administered by the Board or a committee designated by the Board to administer the Plan; provided, however, that such committee shall consist of two or more directors each of whom is a “disinterested person” within the meaning of the applicable provisions of Rule 16b-3 under the Securities Exchange Act of 1934. The Board may increase the size of the committee and appoint and remove members thereof. As used herein, the term “Committee” refers to the Board or the appropriate committee appointed by the Board to administer the Plan.

Eligibility. Awards of stock options may be granted to individuals who are officers, employees (including employees who are also directors), directors and consultants of the Company or a subsidiary of the Company. Performance-based cash awards may be granted only to employees of the Company or a subsidiary of the Company.

Shares Reserved for Awards; Award Limits. There were originally 5,000,000 shares of the Company’s Common Stock reserved for award under the 2001 Incentive Stock Option Plan, none of which remain available for awards as of the date of this Proxy Statement. As amended and restated, the Plan provides for the reservation for awards of an aggregate of 10% of the total shares of Common Stock outstanding from time to time, less the number of shares underlying unexercised options as of the date the Plan is approved by the Company’s stockholders, if approved. As of April 3, 2006, shares of the Company’s Common Stock reserved under the amended and restated Plan would have been 5,309,394, calculated as 10% of the 89,243,949 shares of our Common Stock outstanding as of April 3, 2006 less the 3,615,000 shares of our Common Stock underlying options outstanding under the Plan as of April 3, 2006. No Plan participant may receive stock options exercisable for more than 1,000,000 shares of Common Stock in any one calendar year, and no participant may receive cash awards in excess of $2,000,000 in any one calendar year.

Shares of Common Stock subject to option awards under the Plan that expire or are forfeited, cancelled or settled in cash will again become available for awards under the Plan. The Committee will make appropriate adjustments to the number of shares available under the Plan, the number of shares covered by an option award and the maximum number of options that may be issued to any single participant to reflect any stock split, reverse stock split, stock dividend, combination or reclassification of stock or other similar event. In the event of a proposed merger, sale of assets, dissolution or liquidation of the Company, the Board may terminate outstanding options and provide for substitution, assumption or other payment or settlement of such options as the Board may deem appropriate.

Awards of Stock Options. Stock options may be in the form of non-qualified stock options and tax-qualified stock options. Awards of non-qualified stock options may be granted to employees, officers, directors and consultants of the Company and the Company’s subsidiaries. Awards of tax-qualified stock options may be granted only to employees of the company and the Company’s subsidiaries, and any awards of tax-qualified stock options must be made pursuant to the terms applicable to such options under the Internal Revenue Code.

The Committee shall determine the specific terms of stock option awards, which shall be consistent with the terms of the Plan and shall be recorded in a written option award agreement. The exercise price for any option may not be less than the fair market value of the Common Stock on the date of grant. The term of a non-qualified option may not exceed ten years. The term of a tax-qualified option may not exceed five years, and the value of shares for which a tax-qualified option may be exercised in any one calendar year may not exceed $100,000.

Cash Awards. The Committee may grant cash awards to employees, officers, directors and consultants of the Company and the Company’s subsidiaries. The terms of a cash award will be recorded in a written cash award agreement. Cash awards intended to qualify as performance-based compensation may be granted only to employees, and will be contingent upon the achievement of performance objectives established by the Committee. Performance objectives may be based upon any one or more of the following:

•	revenue;

•	increased revenue;

•	net income measures (including income after capital costs and income before or after taxes);

•	profit measures (including gross profit, operating profit, economic profit, net profit before taxes and adjusted pre-tax profit);

•	stock price measures (including growth measures and total stockholder return);

•	price per share of Common Stock;

•	market share;

•	earnings per share or adjusted earnings per share (actual or growth in);

•	earnings;

•	earnings before interest, taxes, depreciation, and amortization (EBITDA);

•	earnings before interest and taxes (EBIT);

•	economic value added (or an equivalent metric);

•	market value added;

•	debt to equity ratio;

•	cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities);

•	return measures (including return on equity, return on assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity);

•	operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes and production efficiency);

•	expense measures (including overhead cost and general and administrative expense);

•	changes in working capital;

•	margins;

•	stockholder value;

•	total stockholder return;

•	proceeds from dispositions;

•	total market value;

•	customer satisfaction or growth;

•	employee satisfaction; and

•	corporate values measures (including ethics compliance, environmental and safety).

Such performance objectives may apply to the participant, to one or more business units, divisions or subsidiaries of the Company or the applicable sector of the Company, or to the Company as a whole. The performance objectives may also be based upon performance relative to a peer group of companies. Cash awards that are not intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code will be subject to such terms and conditions as the Committee may specify. A cash award that is intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code will vest when the Committee verifies that the performance objectives have been achieved. Unless otherwise provided in the cash award agreement, termination of the employee prior to vesting of the cash award will result in forfeiture of the cash award.

Change of Control or Corporate Transaction. The Committee may provide in an award agreement for the acceleration of an award upon the occurrence of a Change of Control or Corporate Transaction. Under the Plan, a Change of Control occurs if a person or group of persons acquires shares possessing more than 50% of the total combined voting power of the Company’s securities or there is a change in the composition of a majority of the Board over a 24-month period. Corporate Transaction is defined in the Plan as (i) a merger or consolidation in which the Company is not the surviving entity; (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets; or (iii) a reverse merger of the Company in which the Company survives but securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a different person or persons previously holding such securities.

Transferability of Awards. Generally, no option may be assigned, transferred or otherwise encumbered by a participant other than by will or the laws of descent and distribution or a qualified domestic relations order, and during the lifetime of a participant, any option shall be exercisable only by the participant. Nevertheless, subject to the approval by the Committee in its sole discretion, all or a portion of a stock option granted to a participant under the Plan may be transferable by the participant, to the extent and only to the extent specified in such approval, to (i) the children or grandchildren of the participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members or (iii) a partnership or partnerships in which such Immediate Family Members have at least 99% of the equity, profit and loss interests.

Terminations of Service. The Committee may act to accelerate vesting and exercisability of awards under the Plan, or take other action it deems reasonable, as a result of a participant’s termination of service or other special circumstances.

Changes to the Plan. The Board, in its sole discretion, may amend, alter, suspend, discontinue or terminate the Plan without the consent of stockholders or participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall not affect outstanding awards unless mutually agreed in writing between the Company and the affected participant.

Section 409A. Section 409A of the Internal Revenue Code (“Section 409A”) places significant restrictions on deferred compensation and imposes an additional tax on participants if such restrictions are not satisfied. The Company expects to tailor awards under the Plan in a manner that complies with Section 409A. However, if an award under the Plan or a provision of the Plan would result in the imposition of an additional tax under Section 409A, the award or Plan provision will be reformed to comply with Section 409A and such reformation will not be deemed to adversely affect the participant’s right to the award.

Effective Date and Term. Subject to stockholder approval at the Annual Meeting, the Plan is effective as of May 30, 2006. The Plan has a ten-year term and will terminate upon the earlier of May 30, 2016 or the date on which no shares remain for the grant of options and all outstanding options have been exercised.

Federal Income Tax Consequences

The Internal Revenue Code provides that a participant receiving a nonqualified option ordinarily does not realize taxable income upon the grant of the option. A participant does, however, realize compensation income taxed at ordinary income tax rates upon the exercise of a nonqualified option to the extent that the fair market value of the common stock on the date of exercise exceeds the option price. Subject to the discussion under “Certain Tax Code Limitations on Deductibility” below, the Company is entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. When the participant sells the shares acquired pursuant to a nonqualified option, any gain or loss will be capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands, although there will be no tax consequences for the Company.

The grant of a tax-qualified stock option does not result in taxable income to a participant. The exercise of a tax-qualified stock option also does not result in taxable income, provided that the circumstances satisfy the employment requirements in the Internal Revenue Code. However, the exercise of a tax-qualified stock option may give rise to alternative minimum tax liability for the participant. In addition, if the participant does not dispose of the common stock acquired upon exercise of a tax-qualified stock option during the statutory holding period, then any gain or loss upon subsequent sale of the common stock will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands.

The statutory holding period lasts until the later of (i) two years from the date the option is granted or (ii) one year from the date the common stock is transferred to the participant pursuant to the exercise of the option. If the employment and statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the tax-qualified stock option or the subsequent sale of the common stock received upon exercise.

If these requirements are not satisfied (a “disqualifying disposition”), the amount of ordinary income taxable to the participant is the lesser of (a) the fair market value of the common stock on the date of exercise minus the option price or (b) the amount realized on disposition minus the option price. Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the participant’s hands. Subject to the discussion under “Certain Tax Code Limitations on Deductibility” below, in the case of a disqualifying disposition, the Company is entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the participant.

The exercise of an option through the exchange of previously-acquired stock will generally be treated as a non-taxable like-kind exchange as to the number of shares given up and the identical number of shares received under the option. That number of shares will take the same tax basis and, for capital gain purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange which are in excess of the number given up will be taxed to the participant at the time of the exercise as ordinary income, taxed as compensation. The excess shares will have a new holding period for capital gains purposes and a tax basis equal to the value of such shares determined at the time of exercise. If the tendered shares were acquired through the prior exercise of a tax-qualified stock option and do not satisfy the statutory two-year and one-year holding periods (“disqualified shares”), then the tender will result in compensation income to the participant taxed as ordinary income equal to the excess of the fair market value of the disqualified shares, determined when the prior tax-qualified stock option was exercised, over the exercise price of the disqualified shares. The participant will increase his or her tax basis in the number of shares received on exercise equal to the number of shares of disqualified shares tendered by the amount of compensation income recognized by the participant with respect to the disqualified shares. Generally, the federal income tax consequences to the participant are similar to those described above relating to the exercise of an option through the exchange of non-disqualified shares.

If a participant exercises an option through the cashless exercise method by authorizing a broker designated by the Company to sell a specified number of the shares to be acquired through the option exercise having a market value equal to the sum of the option exercise plus any transaction costs (the “cashless shares”), the participant should be treated as constructively receiving the full amount of option shares, followed immediately by a sale of the cashless shares by the participant. In the case of a tax-qualified stock option, the cashless exercise method would result in the cashless shares becoming disqualified shares and taxed in a manner described above for disqualified shares.

In the case of a nonqualified option, the cashless exercise method would result in compensation income to the participant with respect to both the cashless shares and remaining option shares as discussed above relating to nonqualified options. Since the participant’s tax basis in the cashless shares that are deemed received and simultaneously sold on exercise of the option is equal to the sum of the exercise price and the compensation to the participant, no additional gain should be recognized by the participant upon the deemed sale of the cashless shares.

The exercisability of an option may be accelerated as a result of a Change of Control or Corporate Transaction. If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be a parachute payment. This is relevant for determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Internal Revenue Code. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

Cash awards under the Plan are taxable income to the participant for federal income tax purposes at the time of payment. The participant will have compensation income equal to the amount of cash paid, and the Company will have a corresponding deduction for federal income tax purposes.

Certain Tax Code Limitations on Deductibility

Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1.0 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year. However, Section 162(m) of the Internal Revenue Code does allow a deduction for performance-based compensation, the material terms of which are disclosed to and approved by stockholders. The Company has structured and intends to implement the Plan so that resulting compensation would be performance-based compensation. To allow the Company to qualify the compensation as performance-based, the Company is seeking stockholder approval of the Plan and the material terms of the related performance objectives. However, the Company may, in our sole discretion, determine that in one or more cases it is in our best interests not to satisfy the requirements for the performance-based exception.

THE ABOVE SUMMARY OF THE EXPECTED EFFECT OF THE FEDERAL INCOME TAX UPON PARTICIPANTS IN THE PLAN IS NOT COMPLETE, AND IT IS RECOMMENDED THAT THE PARTICIPANTS CONSULT THEIR OWN TAX ADVISORS FOR COUNSELING. MOREOVER, THE ABOVE SUMMARY IS BASED UPON CURRENT FEDERAL INCOME TAX LAWS, WHICH ARE SUBJECT TO CHANGE. THE TAX TREATMENT UNDER FOREIGN, STATE OR LOCAL LAW IS NOT COVERED IN THE ABOVE SUMMARY.

The Board of Directors recommends a vote FOR the 2006 Incentive Plan, in the form attached hereto as Appendix A.

VOTE REQUIRED TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE

COMPANY’S 2001 INCENTIVE STOCK OPTION PLAN

The approval of the amendment to the Plan requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.

PERFORMANCE OF COMMON STOCK

The following stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Transmeridian specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The stock performance graph below compares the cumulative total stockholder return on the Common Stock since February 2, 2002 (the date Transmeridian began trading on the OTC Bulletin Board) with the cumulative total return on the S&P 500 Index and the American Stock Exchange Oil Index over the same period (assuming the investment of $100 in the Common Stock, the S&P 500 Index and the American Stock Exchange Oil Index on February 2, 2002, and reinvestment of all dividends).

	Feb. 2002	Dec. 2002	Dec. 2003	Dec. 2004	Dec. 2005
Transmeridian Exploration Incorporated	100.00	6.00	40.00	94.25	305.00
S&P 500 Index	100.00	79.50	100.47	109.50	112.79
Amex Oil Index	100.00	84.94	106.94	137.07	187.58

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules promulgated thereunder, executive officers and directors of the Company and persons who beneficially own more than 10% of the Common Stock of the Company are required to file with the SEC and furnish to the Company reports of ownership and change in ownership with respect to all equity securities of the Company.

During fiscal year 2005, the Company learned of the following late Form 3 and Form 4 filings relating to fiscal year 2005 and prior fiscal years:

•	Each of Charles J. Campise (our former Corporate Controller), Mr. Angus G.M.P. Simpson (a former director of the Company) and Messrs. Dorman, Falkenstein, Olivier and Reese inadvertently failed to timely file a Form 4 to report a grant of stock options received in November 2004. These grants were reported late on Forms 4 dated January 2005.

•	Mr. Carter inadvertently failed to timely file a Form 3 with respect to his April 2004 appointment to the Board and also inadvertently failed to timely file a Form 4 to report a grant of stock options received in November 2004. Mr. Carter filed his Form 3 in January 2005 and therein reported the grant of stock options.

•	Each of Messrs. Carter, Dorman, McCauley and Reese and Dr. Zúñiga y Rivero inadvertently failed to file a Form 4 to report a grant of restricted shares of the Company’s Common Stock received in June 2005. The Company anticipates that Forms 4 reporting these grants will be filed in the near future.

Except as stated above, to the Company’s knowledge and based solely on its review of the copies of Forms 3, 4 and 5 received by the Company during or with respect to the fiscal year ended December 31, 2005 and/or written representations from such reporting persons, the Company believes that its officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to such individuals.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Under the SEC’s proxy rules, stockholder proposals that meet certain conditions may be included in Transmeridian’s proxy statement and form of proxy for a particular annual meeting. Stockholders that intend to present a proposal at Transmeridian’s 2007 Annual Meeting of Stockholders must send the proposal to Transmeridian so that it is received at Transmeridian’s principal executive offices no later than December 27, 2006, to be considered for inclusion in the proxy statement and form of proxy related to the 2007 Annual Meeting of Stockholders. Stockholders that have an intention to present a proposal that will not be included in the proxy statement and the form of proxy, must give notice to Transmeridian no later than March 19, 2007, of the specific intention to do so. Any and all such proposals and notices should be sent to the attention of the Secretary of Transmeridian. Any and all such proposals must comply with applicable SEC regulations in order to be included in Transmeridian’s proxy materials or to be presented at the Annual Meeting.

FINANCIAL AND OTHER INFORMATION

The financial statements of Transmeridian have been included as part of the Annual Report of Transmeridian enclosed with this Proxy Statement.

TRANSMERIDIAN WILL PROVIDE TO EACH PERSON SOLICITED, WITHOUT CHARGE EXCEPT FOR EXHIBITS, UPON REQUEST IN WRITING, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SEC FOR THE YEAR ENDED DECEMBER 31, 2005. REQUESTS SHOULD BE DIRECTED TO THE SECRETARY, TRANSMERIDIAN EXPLORATION INCORPORATED, 397 N. SAM HOUSTON PKWY E., SUITE 300, HOUSTON, TEXAS 77060.

By Order of the Board of Directors

Nicolas J. Evanoff

Secretary

Houston, Texas

April 26, 2006

APPENDIX A

TRANSMERIDIAN EXPLORATION INCORPORATED 2006 INCENTIVE PLAN

1. Purposes of the Plan.

The Transmeridian Exploration Incorporated 2006 Incentive Plan (the “Plan”) is an amendment and restatement of the Company’s 2001 Incentive Stock Option Plan. The purposes of this Plan are to (i) attract and retain the best available personnel for positions of responsibility within Transmeridian Exploration Incorporated (the “Company”), (ii) provide additional incentives, in the form of Options and Cash Awards, to Employees, Directors and Consultants (as hereinafter defined) of the Company, (iii) provide Employees, Directors, and Consultants of the Company with an opportunity to acquire a proprietary interest in the Company to encourage their continued provision of services to the Company, and to provide such persons with incentives and rewards for superior performance more directly linked to the profitability of the Company’s business and increases in stockholder value, and (iv) generally to promote the success of the Company’s business and the interests of the Company and all of its stockholders, through the grant of cash awards and options to purchase Shares.

Cash Awards granted hereunder shall be based on the achievement of performance criteria, the terms and conditions of which shall be reflected in a written Cash Award Agreement. Options granted hereunder may be either Tax-qualified Stock Options or Non-qualified Stock Options, or a combination of both (each as defined below). Subject to the Plan, the terms and conditions of the Options granted shall be reflected in a written Option Agreement. No Option granted hereunder shall be effective until an Option Agreement with respect to such Option is executed by both the Company and the Participant.

2. Definitions.

As used herein, the following definitions shall apply:

2.1 “Board” shall mean the Board of Directors of the Company.

2.2 “Cash Award” means an award denominated in cash.

2.3 “Cash Award Agreement” means the written agreement between the Company and the Participant relating to a Cash Award granted under this Plan.

2.4 “Change of Control” means a change in ownership or control of the Company effected through any of the following transactions:

(a) the direct or indirect acquisition by any person or related group of persons (other than by the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders, or other transaction, in each case which the Board does not recommend such stockholders to accept; or

(b) a change in the composition of the Board over a period of 24 consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

(c) a Corporate Transaction as defined below.

2.5 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

2.6 “Committee” shall mean the Committee, if any, appointed by the Board in accordance with Section 4.1 of the Plan, if one is appointed.

2.7 “Company” shall mean Transmeridian Exploration Incorporated, a Delaware corporation, and shall include any parent or subsidiary corporation of the Company as defined in Sections 424(e) and (f), respectively, of the Code.

2.8 “Consultants” and “Advisors” shall include any third party (and/or employees or principals thereof) retained or engaged by the Company to provide ongoing consulting services to the Company pursuant to a written contract, including any consulting company wholly owned by such person; provided that such consultant: (a) possess technical, business, management, or legal expertise of value to the Company or an affiliate; (b) spends a significant amount of time and attention on the business and affairs of the Company; and (c) has a relationship with the Company or an affiliate that enables the individual to have knowledge concerning the business and affairs of the Company.

2.9 “Corporate Transaction” means any of the following stockholder-approved transactions to which the Company is a party:

(a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(b) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company; or

(c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

2.10 “Date of Grant” means the date specified by the Board or the Committee on which a grant of Options or the grant of a Cash Award shall become effective.

2.11 “Disability” shall mean the inability of an Optionee to perform his or her duties and responsibilities for a period of 90 consecutive days or an aggregate period of 180 days in any two year period.

2.12 “Director” shall mean a member of the Board.

2.13 “Effective Date” shall have the meaning ascribed thereto in Section 6.

2.14 “Employee” shall mean any employee or Officer of the Company. For purposes of Section 7 hereof, the term “Employee” shall also include Directors, Consultants and Advisors.

2.15 “Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended.

2.16 “Fair Market Value” shall mean, with respect to the date a given Option is granted or exercised, the value of the Shares determined by the Board or the Committee in such manner as it may deem equitable for Plan purposes, but no less than is required by applicable laws or regulations; provided, however, that where there is a public market for the Shares, the Fair Market Value per share shall be the average of the closing bid and asked prices of the Shares on the Date of Grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System—Small Cap or National Markets or the National Association of Security Dealers Over the Counter Bulletin Board).

2.17 “Non-qualified Stock Option” means an Option that is not intended to qualify as a Tax-qualified Option (as defined in the Code) and granted pursuant to the Plan.

2.18 “Officer” shall mean any officer of the Company.

2.19 “Option” means the right to purchase Shares from the Company upon the exercise of a Non-qualified Stock Option or a Tax-qualified Option granted pursuant to this Plan.

2.20 “Option Agreement” shall mean the written agreement between the Company and the Participant relating to Options granted under this Plan.

2.21 “Option Price” means the purchase price payable upon the exercise of an Option.

2.22 “Optioned Stock” shall mean the Shares subject to an Option.

2.23 “Option Term” shall have the meaning ascribed to it in Section 7.3.

2.24 “Optionee” shall mean an Employee, Director, Consultant or Advisor of the Company who has been granted one or more Options.

2.25 “Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

2.26 “Participant” means a person who is selected by the Board or a Committee to receive benefits under this Plan and (i) is at that time an Employee, Officer, Director, or a Consultant or Advisor, to the Company, or (ii) has agreed to commence serving in any such capacity.

2.27 “Performance Objectives” means one or more standards, based on objective criteria identified in Section 8 hereof, established by the Committee to determine whether a Qualified Cash Award shall be earned in whole or in part.

2.28 “Plan” shall mean this 2006 Incentive Plan, as amended from time to time in accordance with the terms hereof.

2.29 “Relationship Status” means a Participant’s status as an Advisor, Consultant, Director or Employee of the Company.

2.30 “Rule 16b-3” means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Exchange Act, or any successor rule to the same effect.

2.31 “Securities Act” shall mean the United States Securities Act of 1933, as amended.

2.32 “Shares” shall mean (i) shares of the Common Stock, $.0006 par value, of the Company described in the Company’s Amended and Restated Certificate of Incorporation, as the same may be further amended or restated from time to time, and (ii) any security into which shares of the Common Stock may be converted by reason of any transaction or event of the type referred to in Section 9 of this Plan, in each case as the same may be adjusted pursuant to Section 9 of this Plan.

2.33 “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

2.34 “Tax Date” shall mean the date an Optionee is required to pay the Company an amount with respect to tax withholding obligations in connection with the exercise of an Option.

2.35 “Tax-qualified Option” shall mean an Option granted hereunder the terms of which are intended to qualify for tax treatment under specified provisions of the Code.

2.36 “Termination Date” shall have the meaning ascribed thereto in Section 12.

3. Shares Subject to the Plan.

Subject to the provisions of Section 9 of the Plan, the maximum aggregate number of Shares which may be optioned and sold or otherwise awarded under the Plan is ten percent (10%) of the total Shares outstanding from time to time, less the number of Shares underlying unexercised Options on the Effective Date. Any Shares available for grants and awards at the end of any calendar year shall be carried over and shall be available for grants and awards in the subsequent calendar year. For the purposes of this Section 3:

3.1 Treatment of Shares Under an Expired Option. Upon expiration, forfeiture or cancellation of any Option granted under this Plan, or settlement of an Option in cash in lieu of Shares or in a manner such that all or some of the Shares covered by an Option are not issued to a Participant, any Shares that were covered by such Option shall again be available for issuance or transfer hereunder.

3.2 Treatment of Shares Under an Exercised Option. Shares covered by any Option granted under this Plan shall be deemed to have been issued, and shall cease to be available for future issuance in respect of any other Option granted hereunder, at the earlier of the time when they are actually issued upon exercise or the time when dividends or dividend equivalents are paid thereon.

4. Administration of the Plan.

4.1 Procedure.

(a) The Board shall administer the Plan; provided, however, that the Board may appoint a Committee consisting solely of two (2) or more “Non-Employee Directors” to administer the Plan on behalf of the Board, in accordance with Rule 16b-3.

(b) Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused; provided, however, that at no time may any person serve on the Committee if that person’s membership would cause the Committee not to satisfy the requirements of Rule 16b-3.

(c) A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

(d) Any reference herein to the Board shall, where appropriate, encompass a Committee appointed to administer the Plan in accordance with this Section 4.

4.2 Power of the Board or the Committee.

(a) Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Options and Cash Awards to Participants; (ii) to determine, upon review of relevant information and in accordance with Section 2.16 of the Plan, the Fair Market Value of the Shares; (iii) to determine the Option Price per share of Options to be granted, which Option Price shall be determined in accordance with Section 7.4 of the Plan; (iv) to determine the number of Shares to be represented by each Option; (v) to determine the Participants to whom, and the time or times at which, Options and Cash Awards shall be granted; (vi) to interpret the Plan; (vii) to prescribe, amend and rescind rules and regulations relating to the Plan; (viii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the Optionee thereof, modify or amend such Option; (ix) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; (xi) to accept or reject the election made by an Optionee pursuant to Section 7.5 of the Plan; (xii) to impose such additional conditions, as it deems advisable, as to the vesting and exercise of any Options granted pursuant to the Plan, including, but not limited to, performance criteria, and (xiii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(b) The Board or a Committee may delegate to an Officer of the Company the authority to make decisions pursuant to this Plan, provided that no such delegation may be made that would cause any award or other transaction under the Plan to cease to be exempt from Section 16(b) of the Exchange Act. A Committee may authorize any one or more of its members or any Officer of the Company to execute and deliver documents on behalf of the Committee.

4.3 Effect of Board or Committee Decisions. All decisions and determinations and the interpretation and construction by the Board or a Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Options or Cash Awards and any determination by the Board or a Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final, binding and conclusive with respect to all Participants and/or Optionees and any other holders of any Option granted under the Plan. No member of the Board or a Committee shall be liable for any such action taken or determination made in good faith.

5. Eligibility.

Consistent with the Plan’s purposes, Options and Cash Awards may be granted only to such Directors, Officers, Employees, Consultants and Advisors of the Company as determined by the Board or a Committee. Subject to the terms of the Plan, a Director, Officer, Employee, Consultant or Advisor who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option. Tax-qualified Options may be granted only to those Participants who meet the requirements applicable under Section 422 of the Code. Qualified Cash Awards may be granted only to such Employees of the Company as determined by the Board or a Committee.

6. Board Approval; Effective Date.

Subject to the approval of the Company’s stockholders at the 2006 stockholder meeting, the Plan, as amended and restated herein, shall take effect on May 30, 2006 (the “Effective Date”). No Option may be granted after the Termination Date as hereinafter defined.

7. Options.

The Board or the Committee may from time to time authorize grants to Participants of Options to purchase Shares upon such terms and conditions as the Board or the Committee may determine in accordance with the following provisions:

7.1 Options to be Granted; Terms.

(a) Options granted pursuant to this Section 7 may be Non-qualified Stock Options, Tax-qualified Options, or combinations of both. The Board or the Committee shall determine the specific terms of Options.

(b) Each grant shall specify the period or periods of continuous employment, or continuous engagement of the consulting or advisory services, of the Optionee by the Company or any Subsidiary, or such other conditions as the Board or the Committee may provide, that are necessary before the Options or installments thereof shall become exercisable.

(c) The granting of Tax-qualified Options to Participants who directly or indirectly beneficially own 10% or more of the Company’s issued and outstanding Shares or who is an affiliate of such person must be approved by the requisite vote of stockholders in accordance with applicable securities and tax regulatory requirements.

7.2 Number of Shares Subject to Options; Maximum Limit. Each grant shall specify the number of Shares to which it pertains. Successive grants may be made to the same Optionee regardless of whether any Options previously granted to the Optionee remain unexercised. Notwithstanding anything to the contrary contained in the Plan, no Participant may be granted, during any calendar year, Options that are exercisable for more than 1,000,000 Shares.

7.3 Term of Option; Earlier Termination. The term (the “Option Term”) of each Option shall not exceed ten (10) years from the Date of Grant, provided that no grant shall be effective until the Company and the Participant have executed and delivered an Option Agreement. In the case of a Tax-qualified Option granted to a Participant who, at the time the Tax-qualified Option is granted, owns ten percent (10%) or more of the Common Stock as such amount is calculated under Section 422(b)(6) of the Code (“Ten Percent Stockholder”), the term of the Tax-qualified Option shall be five (5) years from the Date of Grant thereof or such shorter time as may be provided in the Option Agreement.

7.4 Exercise Price.

(a) Each grant shall specify an Option Price per Share for the Shares to be issued pursuant to exercise of an Option, which shall be determined by the Board or the Committee and shall be no less than the Fair Market Value per Share on the Date of Grant. Notwithstanding the foregoing, in the case of a Tax-qualified Option granted to a Participant who, at the time of the grant of such Tax-qualified Option, is a Ten Percent Stockholder, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the Date of Grant.

(b) With respect to Tax-qualified Options, the aggregate Fair Market Value (determined as of the respective Date or Dates of Grant) of Shares for which one or more options granted to any Optionee under this Plan may for the first time become exercisable as Tax-qualified Options under the federal tax laws during any one calendar year (under all employee benefit plans of the Company) shall not exceed $100,000. To the extent that the Optionee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Tax-qualified Options shall be applied on the basis of the order in which such options are granted. Should the number of Shares for which any Tax-qualified Option first becomes exercisable in any calendar year exceed the applicable $100,000 limitation, then that Option may nevertheless be exercised in such calendar year for the excess number of Shares as a Non-qualified Stock Option under the applicable federal tax laws.

7.5 Payment for Shares. The Option Price of an exercised Option and any taxes attributable to the delivery of Shares under the Plan or portion thereof, shall be paid as follows:

(a) Forms of Payment. Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of United States currency or check or other cash equivalent acceptable to the Company, (ii) non-forfeitable, unrestricted Shares, which are already owned by the Optionee, (iii) any other legal consideration that the Board or the Committee may deem appropriate, including without limitation any form of consideration authorized pursuant to this Section 7 on such basis as the Board or the Committee may determine in accordance with this Plan, or (iv) any combination of the foregoing.

(b) Deferred Payment. Any grant may allow for deferred payment of the Option Price through a sale and remittance procedure by which an Optionee shall provide concurrent irrevocable written instructions to (i) a Company-designated brokerage firm to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for the purchased Shares, and (ii) the Company to deliver the certificates for the purchased Shares directly to such brokerage firm to complete the sale transaction.

(c) Tender of Shares. The Board or Committee shall determine acceptable methods for tendering Shares as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate.

7.6 Rights as a Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of an Option. No adjustment will be made for a dividend or the right thereto for which the record date is prior to the date the stock certificate is issued, except as provided in Section 9 of the Plan.

7.7 Exercise of Option.

(a) Procedure for Exercise.

(i) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board or the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Unless otherwise determined by the Board at the time of grant, an Option may be exercised in whole or in part.

(ii) An Option shall be deemed to be exercised on the date the Company receives the proceeds of a sale of Shares in connection with a broker-assisted exercise pursuant to Section 7.5 hereof, or otherwise, when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 7.5 of the Plan.

(iii) Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Optionee’s Relationship Status. Unless otherwise provided in an Option Agreement, if a Participant’s Relationship Status is terminated by the Company, for cause, then the Option, to the extent not exercised, shall terminate on the date on which the Optionee receives notice that his Relationship Status has been terminated by the Company. If the termination of an Optionee’s Relationship Status is voluntary, without cause, or occurs due to retirement with the consent of the Board, then Optionee may after the date such termination, exercise his or her Option at any time within twelve (12) months after the date his Relationship Status is terminated, but only to the extent that he was entitled to exercise it on the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

(c) Disability. Unless otherwise provided in the Option Agreement, notwithstanding the provisions of Section 7.7(b) above, in the event an Optionee is unable to continue his or her Relationship Status with the Company as a result of his or her disability, the Optionee may exercise his Option at any time within eighteen (18) months after the date of termination, but only to the extent the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

(d) Death. Unless otherwise provided in the Option Agreement, notwithstanding the provisions of Section 7.7(b) above, if an Optionee dies during the term of the Option and at the time of his death his Relationship Status had not been otherwise terminated, the Option may be exercised at any time within eighteen (18) months following the date of death by the Optionee’s executor or other legal representative or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option on the date of death, or if the Optionee’s estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

7.8 Incentive Stock Options—Disposition of Shares. In the case of an Incentive Stock Option, a Participant who disposes of Common Stock acquired upon exercise of such Incentive Stock Option by sale or exchange (i) within two (2) years after the Date of Grant of the Option, or (ii) within one (1) year after the exercise of the Option, shall notify the Company of such disposition and the amount realized upon such disposition.

7.9 Option Agreement. Each grant of an Option shall be evidenced by an Option Agreement, which shall be executed on behalf of the Company by any Officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Board or the Committee may determine consistent with this Plan.

8. Cash Awards.

The Board or the Committee may from time to time authorize grants of Cash Awards to Participants, with such terms and conditions as the Committee may determine. Cash Awards granted to Participants that are not intended to qualify as qualified performance based compensation under Section 162(m) of the Code (a “Non-qualified Cash Award”) shall be based on achievement of such goals and be subject to such terms, conditions and restrictions as the Board or the Committee shall determine. A Cash Award intended to qualify as qualified performance-based compensation under Section 162(m) of the Code (a “Qualified Cash Award”) may be granted only to Employees.

8.1 Cash Award Agreement. Each grant of a Cash Award shall be evidenced by a Cash Award Agreement, which shall be executed on behalf of the Company by any Officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board or the Committee may determine consistent with this Plan.

8.2 Establishment of Performance Objectives. Each Qualified Cash Award shall be subject to restrictions and contingencies limiting the Participant’s right to receive a cash payment pursuant to the Qualified Cash Award, which restrictions and limitations shall be based upon the achievement of single or multiple Performance Objectives over a performance period established by the Committee. In accordance with Section 162(m) of the Code, the Performance Objectives shall be established by the Committee in writing (i) no later than 90 days after the beginning of the performance period and (ii) prior to the completion of 25% of the performance period.

8.3 Performance Objectives. The Committee shall designate the Performance Objectives applicable to a Qualified Cash Award based upon one or more of the following business criteria that apply to the Participant, one or more business units, divisions or Subsidiaries of the Company or the applicable sector of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies: revenue; increased revenue; net income measures (including income after capital costs and income before or after taxes); profit measures (including gross profit, operating profit, economic profit, net profit before taxes and adjusted pre-tax profit); stock price measures (including growth measures and total stockholder return); price per share of Common Stock; market share; earnings per share or adjusted earnings per share (actual or growth in); earnings; earnings before interest, taxes, depreciation, and amortization (EBITDA); earnings before interest and taxes (EBIT); economic value added (or an equivalent metric); market value added; debt to equity ratio; cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities); return measures (including return on equity, return on assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity); operating measures (including operating income, funds from operations, cash from operations, after-tax operating income; sales volumes, production volumes and production efficiency); expense measures (including overhead cost and general and administrative expense); changes in working capital; margins; stockholder value; total stockholder return; proceeds from dispositions; total market value; customer satisfaction or growth; employee satisfaction; and corporate values measures (including ethics compliance, environmental and safety). Unless otherwise stated, such a Performance Objective need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). The Committee shall have the authority to determine whether the Performance Objectives and other terms and conditions of the Award are satisfied, and the Committee’s determination as to the achievement of Performance Objectives relating to a Performance Award shall be made in writing.

8.4 Payment for Cash Award. Payment in settlement of a Non-qualified Cash Award may be made as determined by the Board or the Committee. A Participant shall receive a cash payment in settlement of a Participant’s Qualified Cash Award as soon as practicable after the Committee has determined, and certified in writing, that the Performance Objectives with respect to the Qualified Cash Award were achieved during the relevant performance period.

8.5 Cash Award Limit. Notwithstanding anything to the contrary contained in the Plan, no Participant may be granted Cash Awards in respect of any calendar year having a value determined on the Date of Grant in excess of $2,000,000.

8.6 Effect of Termination. A Participant who has been granted a Qualified Cash Award shall be entitled to payment with respect to the Qualified Cash Award only after written certification by the Committee that the applicable Performance Objectives have been achieved, as provided by Section 8.3. Unless otherwise provided in the Cash Award Agreement, if a Participant is terminated from employment prior to the end of the performance period applicable to a Cash Award, such Cash Award shall terminate as of the date of the Participant’s termination and the Participant shall not be entitled to payment with respect to any portion of such Cash Award.

9. Adjustments Upon Changes in Capitalization or Merger.

Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the maximum number of Options that any one Participant may be granted in a calendar year, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as Shares covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board or the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof, shall be made with respect to the number Shares subject to an Option or the Option Price thereof.

In the event of the proposed dissolution or liquidation of the Company, all Options will terminate immediately prior to the consummation of such proposed action unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each holder the right to exercise his or her Option as to all or any part thereof, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent Option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the holder shall have the right to exercise the Option as to all of the Shares, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the holder that the Option shall be fully exercisable for a period of sixty (60) days from the date of such notice (but not later than the expiration of the term of the Option), and the Option will terminate upon the expiration of such period.

10. Transferability.

Except to the extent otherwise expressly provided in the Plan or an Option Agreement, the right to acquire Shares or other assets under the Plan may not be assigned, encumbered or otherwise transferred by an Optionee and any attempt by an Optionee to do so will be null and void. Subject to the approval of the Committee, in its sole discretion, an Option may be transferred by the Optionee to (i) the children or grandchildren of the Optionee

(“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members or (iii) a partnership or partnerships in which such Immediate Family Members have at least 99% of the equity, profit and loss interests. Except as provided in the preceding sentence, transfers of Options shall be prohibited except pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder or equivalent laws of the Optionee’s jurisdiction of residence, or by will or the laws of descent and distribution. No transfer shall be effective unless and until written notice of such transfer is provided to the Committee, in the form and manner prescribed by the Committee. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and, except as otherwise provided herein, the term Optionee shall be deemed to refer to the transferee. After the death of the Optionee, exercise of the Option shall be permitted only by the Optionee’s executor or the personal representative of the Optionee’s estate (or by the Optionee’s transferee, in the event of a permitted transfer) and only to the extent that the Option was exercisable on the date of the Optionee’s death.

11. Time of Granting of Options.

The Date of Grant of an Option shall, for all purposes, be the date on which the Board or Committee makes the determination granting such Option. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

12. Amendment and Termination of the Plan.

12.1 The Board may amend Plan from time to time in such respects as the Board may deem advisable or otherwise terminate the Plan.

12.2 Any such amendment or termination of the Plan shall not affect Options or Cash Awards already granted and such awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Board, which agreement must be in writing and signed by the Participant and the Company.

12.3 Notwithstanding the foregoing, this Plan shall terminate upon the earlier of (i) May 30, 2016 or such earlier date as the Board shall determine, or (ii) the date on which all Options available for issuance in the last year of the Plan shall have been granted and have been fully exercised (the “Termination Date”). Upon termination of the Plan, no further Options or Cash Awards may be granted pursuant to the Plan, but all such awards granted prior thereto and still outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the applicable award agreement evidencing such award.

13. Withholding Taxes.

The Company is authorized to withhold income taxes as required under applicable laws or regulations. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by an Optionee or other person under this Plan, and the amounts available to the Company for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Optionee or such other person make arrangements satisfactory to the Company for payment of the balance of any taxes required to be withheld. At the discretion of the Board or the Committee, any such arrangements may without limitation include relinquishment of a portion of any such payment or benefit or the surrender of outstanding Shares. The Company and any Optionee or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

14. Corporate Transaction or Change of Control.

The Board or the Committee shall have the right in its sole discretion to include with respect to any award granted to a Participant hereunder provisions accelerating the benefits of the award in the event of a Corporate Transaction or Change of Control, which acceleration rights may be granted in connection with an award pursuant to the agreement evidencing the same or at any time after an award has been granted to a Participant.

15. Miscellaneous Provisions.

15.1 Plan Expense. Any expenses of administering this Plan shall be borne by the Company.

15.2 Construction of Plan. The place of administration of the Plan shall be in Houston, Texas or such other cities as the Board of Directors may designate, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Texas and the laws of the United States of America applicable therein without regard to conflict of law principles and, where applicable, in accordance with the Code.

15.3 Other Compensation. The Board or the Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

15.4 Continuation of Employment or Services. This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant’s employment or other service at any time. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting other or additional compensation arrangements for its Employees.

15.5 Certain Terminations of Employment or Consulting Services, Hardship and Approved Leaves of Absence. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement with the consent of the Company, termination of employment or consulting services to enter public or military service with the consent of the Company or leave of absence approved by the Company, or in the event of hardship or other special circumstances identified by the Board or the Committee, of a Participant who holds an award that is not immediately and fully vested and/or exercisable, the Board or the Committee may take any action that it deems to be equitable under the circumstances or in the best interest of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

15.6 Binding Effect. The provisions of the Plan and the applicable award agreements shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Participants, their legal representatives, their heirs or legacies and their permitted assignees.

15.7 Exchange Act Compliance. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Board or the Committee fails to so comply, they shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Committee.

15.8 Conditions upon Issuance of Shares.

Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the, applicable securities regulations in an other jurisdiction

(including, but not limited to, the jurisdiction in which an Optionee resides), and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(a) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased or otherwise acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company such a representation is required by any of the aforementioned relevant provisions of law.

(b) Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Share hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.9 Fractional Shares. The Company shall not be required to issue any fractional Shares pursuant to this Plan. The Board or the Committee may provide for the elimination of fractions or for the settlement thereof in cash.

15.10 Reservation of Shares. The Company will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

15.11 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board and of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option or Cash Award, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member or Committee member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member or Committee member undertakes to handle and defend it on his own behalf.

15.12 Gender. For purposes of this Plan, words used in the masculine gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

15.13 Use of Proceeds. Any cash proceeds received by the Company from the sale of Shares under the Plan shall be used for general corporate purposes.

15.14 Regulatory Approvals.

(a) The implementation of the Plan, the granting of any awards under the Plan and the issuance of any Shares shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the awards granted under it and the Shares issued pursuant to it.

(b) No Shares or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of federal, provincial and applicable foreign securities laws.

15.15 Section 409A of the Code. Notwithstanding anything in this Plan to the contrary, if any Plan provision or award under the Plan would result in the imposition of an applicable tax under Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”), that Plan provision or award will be reformed to avoid imposition of the applicable tax and no action taken to comply with Section 409A shall be deemed to adversely affect the Participant’s rights to an award.

15.16 Other Tax Matters. Reference herein to the Code and any described tax consequences related to the Plan or the granting or exercise of an award hereunder pertain only to those persons (including the Company) subject to the tax laws of the United States of America or any state or territory thereof.

TRANSMERIDIAN EXPLORATION INCORPORATED

PROXY SOLICITED BY THE

BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD MAY 30, 2006

The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Transmeridian Exploration Incorporated (“Transmeridian”) to be held May 30, 2006, and (2) constitutes and appoints Lorrie T. Olivier, Earl W. McNiel and Nicolas J. Evanoff, and each of them, attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place, and stead of the undersigned, to vote and act in accordance with the instructions set forth below with respect to all of the shares of Common Stock of Transmeridian standing in the name of the undersigned or with respect to which the undersigned is entitled to vote (including shares of Common Stock into which Transmeridian’s outstanding Series A Cumulative Convertible Preferred Stock is convertible) at that meeting and at any meetings to which that meeting is adjourned. In their discretion, the proxies may vote upon such other matters as may properly come before the meeting.

1.	PROPOSAL ONE: Election of five Directors of Transmeridian to hold office in accordance with Transmeridian’s Amended and Restated Certificate of Incorporation until the 2007 Annual Meeting of Stockholders or until their respective successors shall be duly elected and qualified.

Nominees: Messrs. Olivier, Dorman, Reese and Carter and Dr. Zúñiga y Rivero.

☐  FOR each of the nominees listed above

☐  WITHHOLD AUTHORITY to vote, except as marked to the contrary below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY ONE NOMINEE, WRITE THE NAME OF SUCH NOMINEE IN THE SPACE PROVIDED BELOW.)

2.	PROPOSAL TWO: Ratify the appointment of UHY Mann Frankfort Stein & Lipp CPAs, LLP, as independent auditors of Transmeridian for the year ending December 31, 2006.

☐  FOR        ☐  AGAINST    ☐  ABSTAIN

3.	PROPOSAL THREE: Approve the Company’s 2006 Incentive Plan.

☐  FOR        ☐  AGAINST    ☐  ABSTAIN

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. This Proxy will be voted as specified. If no specification is made, this Proxy will be voted FOR the proposals. Your shares cannot be voted unless you sign and return this card.

(Signature)	(Signature)	(Date)

NOTE:	PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

Form of Proxy